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                                                               EXHIBIT 10(c)(iv)

                                AMENDMENT TO THE
                             UST CORP. PENSION PLAN


WHEREAS, UST Corp. (the "Sponsoring Employer") maintains the UST Corp. Pension Plan (the "Plan") which was amended and restated effective July 1, 1996 for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan at any time in accordance with Section 17.1 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan to recognize a portion of the commissions earned by certain employees;

NOW THEREFORE, the Plan is hereby amended effective January 1, 1999 to add the following paragraph immediately after the first paragraph of Section 1.9:

     "Notwithstanding the foregoing, in the case of an Employee who is specifically assigned to a formal commission-based incentive plan as either a
     a) Mortgage Originator,
     b) The Investment Group at USTrust sales representative, or
     c) UST Leasing Corp. sales representative.

     Compensation shall be no less than 80% of the sum of January 1 base rate of pay plus the commissions paid to such Employee by an Employer and included in the income reported on Federal Income Tax Form W-2 for the prior calendar year. "Commission-based incentive plans" are those that provide for variable payments directly related to the sale of company services and products, and provide for payment on a quarterly or more frequent basis."

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment to be executed by its duly elected officer this 16th day of December, 1998.


                                             UST CORP.


                                                By: /s/Eric R. Fischer
                                                --------------------------------
                                                 Eric R. Fischer, Executive Vice
                                                 President


Attest: /s/Kathleen Bruno
       ------------------------
        Kathleen Bruno